SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 19, 1999
                                (Date of Report)

                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     001-13223               65-0777234
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification Number)

760 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                       33172
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (305) 485-2000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

         On January 19, 1999, LNR Property Corporation issued a press release containing earnings information for its fiscal quarter and fiscal year ended November 30, 1998. A copy of that press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
-----------   -----------------------
  99.1        Press release issued by LNR Property Corporation
              on January 19, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 1999

                                       By:      /S/ SHELLY RUBIN
                                          --------------------------------------
                                          Name:   Shelly Rubin
                                          Title:  Chief Financial Officer
                                                  (Principal Financial Officer)


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
-----------   -----------------------
  99.1        Press release issued by LNR Property Corporation
              on January 19, 1999.